UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005

                             ARTHROCARE CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Delaware                  0-027422              94-3180312
           --------                  --------              ----------
 (State or other jurisdiction      (Commission          (I.R.S. Employer
       of Incorporation)           File Number)       Identification Number)


                         111 Congress Avenue, Suite 510
                               Austin, Texas 78701
                               -------------------
          (Address of principal executive offices, including zip code)

                                 (512) 391-3900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


 ______________________________________________________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   |_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On March 15, 2005, we announced our financial results for the fiscal quarter ended December 31, 2004. A copy of the press release, which sets forth our results of operations for the quarter ended December 31, 2004, is attached hereto as Exhibit 99.1 and incorporated by reference herein. Such information is furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01    Financial Statements and Exhibits.

       (c)   Exhibits.
             --------

             99.1    Press Release dated March 15, 2005.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ARTHROCARE CORPORATION


Date: March 15, 2005                       By: /s/ Michael A. Baker
                                               ---------------------------------
                                           Michael A. Baker
                                           President and Chief Executive Officer




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


                                  EXHIBIT INDEX


 Exhibit
   No.           Description
 -------         -----------

  99.1           Press Release dated March 15, 2005.




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